Exhibit 99.1

NOVAGOLD Issues 2021 Sustainability Report

Outlining Strong Achievements in Building a Lasting Legacy for Stakeholders

The 2021 Sustainability Report is an extensive review of NOVAGOLD’s performance in the areas of health and safety, environmental stewardship, social and community engagement, as well as corporate governance, reflecting the status of long-standing policies and practices.

NOVAGOLD is continuing to build upon its strategy to deliver, in coordination with its Native Corporation partners Calista Corporation and The Kuskokwim Corporation (TKC), as well Donlin Gold LLC and Barrick Gold Corporation, a strong record of health and safety, effective mitigation of minimal impacts on the environment and positive long-term benefits to the people of the Yukon-Kuskokwim region of Alaska.

NOVAGOLD is proud to have adopted a formal Board Diversity, Equity and Inclusion Policy in 2022 reflecting its deeply held commitment to strong governance practices.

April 28, 2022 - Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (“NOVAGOLD” or the “Company”) (NYSE American, TSX: NG) has published its 2021 Sustainability Report (the “2021 sustainability report”) titled Building a Lasting Legacy.

The 2021 sustainability report is NOVAGOLD’s first such stand-alone report providing sustainability data and giving our shareholders and stakeholders a tangible overview of our non-financial performance. It builds upon last year’s sustainability disclosures that were integrated with our 2020 annual report and allows us to show how the Company’s performance evolves over time. This will provide an opportunity to see trends and enable the Company to establish near- and long-term goals specific to Environmental, Social, and Governance (ESG) performance areas. The report specifically demonstrates how policy and practice are positioning NOVAGOLD and Donlin Gold LLC to bring about real benefits at the Donlin Gold project and for the Yukon-Kuskokwim region in Alaska, both today and in the years to come.

During 2021, NOVAGOLD conducted a materiality and risk assessment with the assistance of a global ESG consulting firm and solicited feedback from stakeholders to formally review ESG practices, performance and reporting. Valuable input was provided for our current and future Donlin Gold project development activities. In addition, in 2022 the Board adopted a formal Diversity, Equity and Inclusion Policy.

NOVAGOLD is committed to delivering long-term value to all our stakeholders through responsible mining. Our sustainability approach involves setting and meeting high standards in ESG matters in all that we do while contributing to the social and economic development of the local communities where we operate. We believe that mines can be responsibly developed in partnership with our Alaska Native Corporation partners who have the knowledge to help us manage and minimize environmental impacts. NOVAGOLD is committed to building trust and transparency, and continuous improvement in its sustainability initiatives and policies year-over-year.

The 2021 sustainability report is available on NOVAGOLD’s website: https://www.novagold.com/sustainability/.

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NOVAGOLD welcomes comments, questions, or suggestions about the sustainability report and related information. Please send your feedback to info@novagold.com.

NOVAGOLD Contacts:

Mélanie Hennessey
Vice President, Corporate Communications

Allison Pettit
Manager, Communications

604-669-6227 or 1-866-669-6227

Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the Company’s ability to execute on and meet the targets of its sustainability goals; the completion of the Company’s comprehensive tailings management plan; the impact of change in domestic and international environmental policies, regulations and permitting requirements on the Company and its operations; the outcome of the Company’s aquatic habitat restoration plan; the success of the Company’s community engagement; the anticipated timing of certain judicial and/or administrative decisions; the timing and potential for an updated feasibility on the project; our goals for the remainder of 2022; ongoing support provided to key stakeholders including Native Corporation partners; the potential impact of the COVID-19 pandemic on the development of Donlin Gold; the potential development and construction of Donlin Gold; the sufficiency of funds to continue to advance development of Donlin Gold; perceived merit of properties; mineral reserve and mineral resource estimates; Donlin Gold’s ability to secure the permits needed to construct and operate the Donlin Gold project in a timely manner, if at all; legal challenges to Donlin Gold’s existing permits; the Donlin Gold LLC Board approval to advance Donlin Gold up the value chain; the success of the strategic mine plan for Donlin Gold.  In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made.

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Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; the coronavirus global pandemic (COVID-19); uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between Barrick and NOVAGOLD for the continued exploration, development and eventual construction of the Donlin Gold property; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether a positive construction decision will be made regarding Donlin Gold; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the "Risk Factors" sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC's website at www.sec.gov, or at www.sedar.com. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.